UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 28, 2015 (April 23, 2015)

SOUTHERN COPPER CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-14066	13-3849074
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1440 E. Missouri Ave., Suite 160, Phoenix, AZ 85014

(Address of principal executive offices, including zip code)

(602) 264-1375

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers and ITEM 8.01 Other Events

On April 23, 2015, the Board of Directors of Southern Copper Corporations (“SCC” or the “Company”) re-elected the following executive officers and elected two new assistant officers:

Oscar GONZALEZ ROCHA	President and Chief Executive Officer, Southern Copper — Southern Peru
Juan Manuel RODRIGUEZ ARRIAGA	Vice President, Commercial
Edgard CORRALES AGUILAR	Vice President, Exploration
Raúl JACOB RUISÁNCHEZ	Vice President, Finance and Chief Financial Officer
Javier GOMEZ AGUILAR	Vice President, Legal and General Counsel
Vidal MUHECH DIP	Vice President, Projects
Hans A. FLURY	Secretary
Luis ECHEVARRÍA	Assistant Secretary
Agustín AVILA MARTINEZ	Comptroller
Lina VINGERHOETS	Assistant Comptroller

The Board of Directors of SCC thanked Mr. Xavier Garcia de Quevedo Topete, the former Chief Operating Officer of SCC, for the many years of valuable service to SCC.  Mr. Xavier Garcia de Quevedo Topete, has been a director of SCC since November 1999 and continues to serve on the SCC Board of Directors.  Mr. Xavier Garcia de Quevedo Topete is currently president and Chief Executive Officer of the infrastructure division of Grupo Mexico, S.A.B. de C.V., composed of the energy, gas, oil and construction subsidiaries of Grupo Mexico.

ITEM 5.05 Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics

On April 23, 2015, the Board of Directors amended the Company’s Code of Business Conduct and Ethics (the “Code”) to better conform the Code to the express language and requirements of Item 406 of Regulation S-K and the regulations of the New York Stock Exchange and to comply with the ethic requirements of the different governmental authorities where the Company operates.  The amended Code applies to the Company, its subsidiaries, business units, branches, affiliates, and other entities that are related to the Company’s mining operations, in any and all venues where the Company develops its activities.

The description of the amendments to the Code contained in this report is qualified in its entirety by reference to the full text of the Code, filed as Exhibit 14 to this Current Report on Form 8-K.  The Code, as amended, is available in the Corporate Governance section of the Company’s website at www.southerncoppercorp.com.

ITEM 9.01                                    Financial Statements and Exhibits

(d)                                 Exhibits:

14: Code of Business Conduct and Ethics, as amended April 23, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHERN COPPER CORPORATION

By:	/s/ Hans A. Flury
Name:	Hans A. Flury
Title:	Secretary

Date:  April 28, 2015

INDEX TO EXHIBITS

Exhibits

14	Code of Business Conduct and Ethics, as amended April 23, 2015.